UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.20549
                                        FORM 8K
                                    CURRENT REPORT
               Pursuant to Section 13 or 15(d) of The Securities Exchange
                                      Act of 1934
                                      June 16, 2008
                        Date of Report (Date of earliest event reported)

                                      1st NRG Corp
                     (Exact name of Registrant as specified in its Charter)

             Delaware                        0-266-0               22-3386947
                  ______________________________________________________
          (State or other jurisdiction  (Commission File No.)    (IRS Employer
                 of incorporation)                         Identification No.)

                        1730 LaBounty Rd.#213, Ferndale, WA 98248
                   (Address of principal executive offices) (Zip Code)

                                     360-384-4390
                    (Registrants telephone number, including area code)

              (Former name or former address, if changed since last report) INFORMATION INCLUDED IN THIS REPORT

Section 5 Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective on June 15, 2008 Erik S. Nelson has consented to accept the appointment as Director of the Company.

	 Mr. Nelson, is also the President of Coral Capital Partners, Inc., which provides management and consulting services to private and public companies.
Mr. Nelson is a graduate of the University of Colorado Leeds School of Business with an emphasis in Finance.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

1st NRG Corp.

Date: June 19, 2008   /s/E.D. Renyk
                         _______________________
                         E.D. Renyk, Secretary